                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            MICRON ELECTRONICS, INC.

- - -------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)




- - -------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)  Title of each class of securities to which transaction applies:
       2)  Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
       4)  Proposed maximum aggregate value of transaction:
       5)  Total fee paid:

/ /    Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
       2)  Form, Schedule or Registration Statement No.:
       3)  Filing Party:
       4)  Date Filed:

                         [MICRON ELECTRONICS, INC. LOGO]

                                -----------------


                  NOTICE OF 1994 ANNUAL MEETING OF SHAREHOLDERS
                             TUESDAY, JUNE 20, 1995

TO THE SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the 1994 Annual Meeting of Shareholders of Micron Electronics, Inc., a Minnesota corporation (the "Company"), will be held on Tuesday, June 20, 1995, at 9:00 a.m., Mountain Daylight Time, at the Nampa Civic Center located at 311 3rd Street South, Nampa, Idaho 83651, for the following purposes:

        1. To elect directors to serve for the ensuing year and until their successors are elected.

        2. To approve the adoption of the Company's 1995 Stock Option Plan and the reservation of 5,000,000 shares of the Company's Common Stock for issuance thereunder.

        3. To approve the adoption of the Company's 1995 Employee Stock Purchase Plan and the reservation of 2,500,000 shares of the Company's Common Stock for issuance thereunder.

        4.  To approve the adoption of the Company's Executive Bonus Plan.

        5. To ratify the appointment of Coopers & Lybrand L.L.P. as independent accountants of the Company for the fiscal year ending August 31, 1995.

        6. To transact such other business as may properly come before the meeting or any adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Shareholders of record at the close of business on April 28, 1995 are entitled to notice of and to vote at the meeting.

    All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. The shareholders attending the meeting may vote in person even if they have returned a Proxy.

                                   By Order of the Board of Directors


                                   RODERIC W. LEWIS
                                   VICE PRESIDENT, GENERAL COUNSEL
                                     AND CORPORATE SECRETARY

Nampa, Idaho
May 12, 1995

            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

    Please indicate your voting instructions on the enclosed Proxy, date and sign it, and return it in the envelope provided, which is addressed for your convenience. No postage is required if the Proxy is mailed in the United States.

                         PLEASE MAIL YOUR PROXY PROMPTLY

                         [MICRON ELECTRONICS, INC. LOGO]
                              900 EAST KARCHER ROAD
                               NAMPA, IDAHO  83687


                               ------------------

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

    The enclosed Proxy is solicited on behalf of the Board of Directors of Micron Electronics, Inc., a Minnesota corporation (the "Company"), for use at the 1994 Annual Meeting of Shareholders to be held on June 20, 1995, at 9:00 a.m., Mountain Daylight Time, or at any adjournment(s) thereof (the "Annual Meeting"). The purposes of the Annual Meeting are set forth herein and in the accompanying Notice of 1994 Annual Meeting of Shareholders. The Annual Meeting will be held at the Nampa Civic Center, 311 3rd Street South, Nampa, Idaho 83651. The Company's principal executive offices are located at 900 East Karcher Road, Nampa, Idaho, 83687 and its telephone number is (208) 465-3434.

    This Proxy Statement and the enclosed Proxy were mailed on or about May 12, 1995 to all shareholders entitled to vote at the Annual Meeting.

RECORD DATE

    Shareholders of record at the close of business on April 28, 1995 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 1995 ANNUAL MEETING OF SHAREHOLDERS

    In order to be included in the proxy statement and form of proxy relating to the Company's 1995 Annual Meeting of Shareholders, proposals of shareholders of the Company which are intended to be presented at such meeting must be received by the Company no later than August 31, 1995, and must be otherwise in compliance with applicable laws and regulations and the bylaws of the Company.

REVOCABILITY OF PROXIES

    Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed Proxy bearing a later date or by attending the Annual Meeting and voting in person.

SOLICITATION

    The cost of soliciting Proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by the Company's directors, officers and employees, without additional compensation, personally or by telephone or telegram.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

OUTSTANDING SHARES

    The Company has only one class of stock outstanding, the Company's common stock, $.01 par value per share (the "Common Stock"). At the Record Date, 91,401,711 shares of the Company's Common Stock were issued and outstanding.

VOTING RIGHTS

    Each shareholder will be entitled to one vote for each share of Common Stock held at the Record Date for all matters, including the election of directors. Shareholders do not have the right to cumulate their votes in the election of directors.

CHANGE IN CONTROL OF THE COMPANY

    Pursuant to an Agreement of Merger dated October 30, 1994, as amended (the "Merger Agreement"), by and among the Company, Micron Computer, Inc., an Idaho corporation, and Micron Custom Manufacturing Services, Inc., an Idaho corporation, on April 7, 1995, Micron Computer, Inc. and Micron Custom Manufacturing Services, Inc., subsidiaries of Micron Technology, Inc., were merged with and into the Company (the "Merger"), the separate existence of Micron Computer, Inc. and Micron Custom Manufacturing Services, Inc. ceased, the Company remained as the surviving corporation, the name of the Company as the surviving corporation in the Merger was changed from "ZEOS International, Ltd." to "Micron Electronics, Inc." and all of the rights, privileges, powers, franchises, properties, assets, liabilities and obligations of Micron Computer, Inc. and Micron Custom Manufacturing Services, Inc. were vested in the Company. Each outstanding share of Micron Computer, Inc. Class A Common Stock, Micron Computer, Inc. Class B Common Stock and Micron Custom Manufacturing Services, Inc. Common Stock, other than dissenting shares, were converted into a number of shares of the Company's Common Stock equal to the applicable conversion ratio as calculated in accordance with formulas set forth in the Merger Agreement.

    Upon the effective time of the Merger (the "Effective Time of the Merger"), each outstanding share of Micron Computer, Inc. Class A Common Stock was converted into 42.316865 shares of the Company's Common Stock, each outstanding share of Micron Computer, Inc. Class B Common Stock was converted into 9.057555 shares of the Company's Common Stock and each outstanding share of Micron Custom Manufacturing Services, Inc. Common Stock was converted into 20.475586 shares of the Company's Common Stock. After giving effect to the Merger, the shares of the Company's Common Stock owned by Micron Technology, Inc. represented approximately 79% of the number of shares of the Company's Common Stock outstanding (assuming the exercise of all outstanding options and rights to purchase the Company's Common Stock). After giving effect to the Merger, shares owned by shareholders of the Company immediately prior to the Merger represented approximately 11% of the outstanding shares of the Company's Common Stock (assuming the exercise of all outstanding options and rights to purchase the Company's Common Stock).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth security ownership information as of April 28, 1995, for (i) persons known by the Company to own beneficially more than five percent (5%) of the Company's Common Stock, (ii) each director, (iii) each Named Executive Officer listed in the "Summary Compensation Table" below, and
(iv) all directors and executive officers of the Company as a group:

                                                   AMOUNT AND
                                                    NATURE OF
                                                   BENEFICIAL         PERCENT OF
                  NAME OF BENEFICIAL OWNER          OWNERSHIP           CLASS
                  ------------------------          ---------        -----------
        Micron Technology, Inc.
          2805 East Columbia Road
          Boise, Idaho  83706. . . . . . . . . . .  73,312,863           80.21%
        Gregory E. Herrick . . . . . . . . . . . .   2,343,736 (1)(2)     2.56%
        Joseph M. Daltoso. . . . . . . . . . . . .   1,075,234            1.18%
        Chase S. Mart. . . . . . . . . . . . . . .     679,316              *
        T. Erik Oaas . . . . . . . . . . . . . . .     635,357              *
        Charles T. Henderson . . . . . . . . . . .      52,155 (2)          *
        Steven R. Appleton . . . . . . . . . . . .           -              -
        Jerry M. Hess. . . . . . . . . . . . . . .           -              -
        Robert A. Lothrop. . . . . . . . . . . . .           -              -
        John R. Simplot. . . . . . . . . . . . . .           -              -

        All directors and executive officers as a
        group (21 persons)
         (1) (2) . . . . . . . . . . . . . . . . .  80,639,961           88.23%

        ---------------

        * Less than 1%.

        (1) Includes 1,234,500 shares held by Herrick Family Partners, Ltd. (the "Partnership Shares"), for which Mr. Herrick is general partner. Mr. Herrick disclaims beneficial ownership as to all but 12,345 of the Partnership Shares.

        (2) Includes options exercisable within 60 days of April 28, 1995 in the following amounts: Mr. Herrick, 800,076; Mr. Henderson, 30,000; and all officer and directors as a group, 890,376.


                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

NOMINEES

    The Company's Board of Directors has fixed the number of directors at eight
(8), and it is contemplated that a board of eight (8) directors will be elected at the Annual Meeting. Unless otherwise instructed, the Proxy Holders will vote the Proxies received by them for management's eight (8) nominees named below, all of whom are presently directors of the Company. In the event that any management nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the Proxy Holders intend to vote all Proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of shareholders and until such person's successor has been elected and qualified, or until such person's death, resignation, removal, or disqualification. Officers are appointed by the Board of Directors and serve at the discretion of the Board.

    The names of the eight (8) nominees and certain information about them are set forth below:


                                                                                                     DIRECTOR
        NAME OF NOMINEE       AGE                           PRINCIPAL OCCUPATION                       SINCE
        ---------------       ---                           --------------------                       -----
Steven R. Appleton . . . . .  35  Chairman of the Board, President and Chief Executive Officer of      1995
                                    Micron Technology, Inc.

Joseph M. Daltoso. . . . . .  32  Chairman of the Board, President and Chief Executive Officer of      1995
                                    the Company

Gregory E. Herrick . . . . .  43  Executive Vice President, Sales and Marketing of the Company         1981

Jerry M. Hess. . . . . . . .  57  Chairman and Chief Executive Officer of the J.M. Hess Construction   1995
                                    Co., Inc.

Robert A. Lothrop. . . . . .  69  Retired, former Senior Vice President of the J.R. Simplot Company    1995

Chase S. Mart. . . . . . . .  37  Executive Vice President, Business Development of the Company        1995

T. Erik Oaas . . . . . . . .  41  Vice President, Finance and Chief Financial Officer of the Company   1995

John R. Simplot. . . . . . .  86  Retired, former Chairman of the Board of the J.R. Simplot Company    1995


     STEVEN R. APPLETON served as Vice President, Manufacturing of Micron Technology, Inc. from August 1989 until April 1991, when he was appointed President and Chief Operating Officer and a director of Micron Technology, Inc. In July 1992, he assumed responsibilities as Chairman of the Board, President and Chief Executive Officer of Micron Semiconductor, Inc. (then a wholly-owned subsidiary of Micron Technology, Inc.) and resigned as a director and an officer of Micron Technology, Inc. In May 1994, Mr. Appleton was re-elected to Micron Technology, Inc.'s Board of Directors. He was named Chairman of the Board, President and Chief Executive Officer of Micron Technology, Inc. in September 1994. At the Effective Time of the Merger, Mr. Appleton was named Chairman of
the Board, President and Chief Executive Officer of the Company.   He resigned
from these positions on April 17, 1995, but remains as a director of the Company.

     JOSEPH M. DALTOSO served as Micron Technology, Inc.'s Memory Applications Group Manager from May 1990 until April 1992, when he was named President and a director of Micron Custom Manufacturing Services, Inc. In July 1992, Mr. Daltoso was named Chairman of the Board of Micron Custom Manufacturing Services, Inc. and in August 1994 he was named Chief Executive Officer of Micron Custom Manufacturing Services, Inc. At the Effective Time of the Merger, Mr. Daltoso was appointed Executive Vice President, Operations and a director of the Company. He was named Chairman of the Board, President and Chief Executive Officer of the Company on April 17, 1995.

     GREGORY E. HERRICK served as Chairman of the Board and Chief Executive Officer of the Company from its formation in 1981 until April 7, 1995. Mr. Herrick served as President of the Company from 1981 to 1992 and from January 1, 1994 until April 7, 1995. At the Effective Time of the Merger, Mr. Herrick was appointed Executive Vice President, Sales and Marketing of the Company.

     JERRY M. HESS has served as Chairman and Chief Executive Officer of J.M. Hess Construction Co., Inc. since 1959. Mr. Hess has served on Micron Technology, Inc.'s Board of Directors since 1994. At the Effective Time of the Merger, Mr. Hess was appointed a director of the Company.

     ROBERT A. LOTHROP served as the Senior Vice President of the J.R. Simplot Company, a privately held company involved in food processing and in manufacturing and marketing fertilizers and agricultural chemicals, from January 1986 until his retirement in January 1991. Mr. Lothrop was elected to Micron Technology, Inc.'s Board of Directors in 1986. In 1992, he was elected to the Board of Directors of Micron Semiconductor, Inc., then a wholly-owned subsidiary of Micron Technology, Inc., and resigned as a director of Micron Technology, Inc. Mr. Lothrop was re-elected to Micron Technology, Inc.'s Board of Directors in 1994. At the Effective Time of the Merger, Mr. Lothrop was appointed a director of the Company.

     CHASE S. MART served as Micron Technology, Inc.'s IBM account manager from 1990 until August 1991, when he was named President and Chief Operating Officer and a director of Micron Computer, Inc. Mr. Mart was named Chief Executive Officer of Micron Computer, Inc. in June 1994. At the Effective Time of the Merger, Mr. Mart was named Executive Vice President, Business Development and a director of the Company.

     T. ERIK OAAS served as the Administration Manager of Micron Technology, Inc.'s Memory Applications Group from July 1988 to April 1992, when he was named Vice President, Finance and Treasurer and a director of Micron Custom Manufacturing Services, Inc. in July 1992. At the Effective Time of the Merger, Mr. Oaas was appointed Vice President, Finance and Chief Financial Officer and a director of the Company.

      JOHN R. SIMPLOT founded the J.R. Simplot Company and served as the Chairman of the Board of Directors until his retirement in April 1994. Mr. Simplot has served on Micron Technology, Inc.'s Board of Directors since 1980. Mr. Simplot continues to serve as a director of the J.R. Simplot Company. At the Effective Time of the Merger, Mr. Simplot was appointed a director of the Company.

     There is no family relationship between any director or executive officer of the Company.

     The following table names the executive officers of the Company (other than those named above) as of April 28, 1995:

  NAME OF EXECUTIVE OFFICER   AGE                 PRINCIPAL OCCUPATION
  -------------------------   ---                 --------------------
Richard J. Apple . . . . . .  32   Vice President, ZEOS Sales and Marketing

Jess Asla. . . . . . . . . .  33   Vice President, Operations of Micron Custom
                                   Manufacturing Services, Inc. (a wholly-owned subsidiary of the Company)

Kenneth C. Birch . . . . . .  30   Vice President, PC Engineering

George A. Haneke . . . . . .  47   Vice President, Chief Information Officer

Nelson L. Hanks. . . . . . .  42   Vice President, Purchasing

Charles T. Henderson . . . .  37   Vice President, Minneapolis Operations

Dean A. Klein. . . . . . . .  37   Vice President, Research and Development

Roderic W. Lewis . . . . . .  39   Vice President, General Counsel and Corporate Secretary

Steven L. Schmidt. . . . . .  32   Vice President

Gregory D. Stevenson . . . .  33   Vice President, Nampa Operations

Robert F. Subia. . . . . . .  32   Chairman, President and Chief Executive Officer of
                                    Micron Custom Manufacturing Services, Inc. (a wholly-
                                    owned subsidiary of the Company)

Gene P. Thomas, Jr.. . . . .  34   Vice President, Micron Computer Sales and Marketing


     RICHARD J. APPLE served as Marketing Manager for C.O.M.B. Direct Marketing, a division of CVN Companies, Inc. from October 1987 to December 1989. Mr. Apple joined the Company in 1990 as Vice President, Marketing and served in this position until the Effective Time of the Merger. At the Effective Time of the Merger, Mr. Apple was appointed Vice President, ZEOS Sales and Marketing.

     JESS ASLA served as the Process Engineer Manager for Micron Technology, Inc.'s Memory Applications Group from 1988 until July 1994, when he was named Director of Engineering for Micron Custom Manufacturing Services, Inc. On April 17, 1995, Mr. Asla was appointed Vice President, Operations of Micron Custom Manufacturing Services, Inc., a wholly-owned subsidiary of the Company.

     KENNETH C. BIRCH served as an Applications Engineer for Micron Technology, Inc.'s Memory Applications Group from 1989 to 1990 when he was named PC Product Manager and served in this position until August 1991 when he joined Micron
Computer, Inc. as Vice President, Operations and Engineering.   Mr. Birch was
appointed a director of Micron Computer, Inc. in April 1993. In February 1994, Mr. Birch was appointed as Vice President, Engineering. At the Effective Time of the Merger, Mr. Birch was appointed to serve as Vice President, PC Engineering.

     GEORGE A. HANEKE joined Micron Technology, Inc. in May 1988 and became Accounting Manager in 1992. Mr. Haneke joined Micron Computer, Inc. as its Vice President, Finance, Treasurer and Chief Financial Officer in September 1993 and served in this position until the Effective Time of the Merger. At the Effective Time of the Merger, Mr. Haneke was appointed to serve as Vice President, Chief Information Officer.

     NELSON L. HANKS served as a consultant for Micron Technology, Inc. from 1989 to 1991. In 1991, Mr. Hanks was named Chief Executive Officer of Micron Europe Limited, a wholly-owned subsidiary of Micron Technology, Inc., and served in this position until 1993. From 1993 until the Effective Time of the Merger, Mr. Hanks served as Special Projects Manager for Micron Technology, Inc. At the Effective Time of the Merger, Mr. Hanks was appointed to serve as Vice President, Purchasing.

     CHARLES T. HENDERSON served as Corporate Controller for Amerimark, Inc., a subsidiary of Worldmark, Inc., an aluminum product manufacturer from 1987 to 1990. From 1990 to 1992, Mr. Henderson served as Vice President of Finance/Operations for Technophone Ltd., an international manufacturer of cellular telephone equipment. During 1992, Mr. Henderson was Chief Financial Officer and Vice President of Finance of Vtech Computer Holdings, Inc., a supplier of personal computers to the mass retail channel. Mr. Henderson joined the Company in November 1992 as the Vice President, Finance and served as Chief Financial Officer of the Company from April 1993 until the Effective Time of the Merger. At the Effective Time of the Merger, Mr. Henderson was appointed to serve as Vice President, Minneapolis Operations.

     DEAN A. KLEIN served as President and co-founder of PC Tech, Inc. from its inception in 1984. After the acquisition of PC Tech, Inc. in February 1992 by the Company, Mr. Klein served as Vice President, Research and Development of the Company and President of PC Tech, Inc.

     RODERIC W. LEWIS practiced corporate and securities law with the law firms of LeBoeuf, Lamb, Leiby and MacRae and Rogers, Mackey, Price and Anderson prior to joining Micron Technology, Inc. in 1991 as Associate General Counsel. Mr. Lewis was appointed Assistant General Counsel for Micron Technology, Inc. in 1993. At the Effective Time of the Merger, Mr. Lewis was appointed to serve as Vice President, General Counsel and Corporate Secretary.

     STEVEN L. SCHMIDT was employed by Micron Technology, Inc. as a Regional Sales Manager from 1989 until August 1991 when he was named Vice President, Sales and Marketing of Micron Computer, Inc. In 1992, Mr. Schmidt was appointed to serve as Executive Vice President and as a director of Micron Computer, Inc. At the Effective Time of the Merger, Mr. Schmidt was appointed to serve as Vice President.

     GREGORY D. STEVENSON served as Micron Technology, Inc.'s Test Manufacturing Manager from October 1989 to April 1990. Mr. Stevenson served as Micron Technology, Inc.'s Partials Business Unit Manager from April 1990 until April 1992. Mr. Stevenson joined Micron Custom Manufacturing Services, Inc. as Business Unit Manager for Component Recovery in April 1992 and was appointed Vice President, Component Recovery in July 1992 and was named as a director of Micron Custom Manufacturing Services, Inc. in September 1992, and Vice President, Operations in August 1993. At the Effective Time of the Merger, Mr. Stevenson was appointed Vice President, Nampa Operations.

     ROBERT F. SUBIA was employed by Micron Technology, Inc. where he held various sales management responsibilities, including IBM Account Manager and Regional Sales Manager, since 1986. Mr. Subia joined Micron Custom Manufacturing Services, Inc. in February 1993 as Director of Sales and held this position until August 1994 when he was appointed Vice President, Sales of Micron Custom Manufacturing Services, Inc. On April 17, 1995, Mr. Subia was appointed Chairman, President and CEO of Micron Custom Manufacturing Services, Inc., a wholly-owned subsidiary of the Company.

     GENE P. THOMAS, JR. served in sales managerial roles with Polaroid Corporation and CompuAdd Computer and was appointed Director of Marketing for CompuAdd in 1993. Mr. Thomas joined Micron Computer, Inc. as Director of Sales in March 1993 and was appointed Vice President, Sales and Marketing in December 1993. At the Effective Time of the Merger, Mr. Thomas was appointed Vice President, Micron Computer Sales and Marketing.

SECTION 16(A) COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and officers, and persons who own beneficially more than ten percent (10%) of the Common Stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers. Copies of all filed reports are required to be furnished to the Company pursuant to Section 16(a). Based solely on the reports received by the Company and on written representations from reporting persons, the Company believes that the directors, officers, and greater than ten percent (10%) beneficial owners complied with all applicable
Section 16(a) filing requirements during the fiscal year ended December 31, 1994, except that the initial statement on Form 3 for Stanley Tenenbaum, an officer of the Company prior to the Merger, was not filed in a timely manner.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 3, 1993, Micron Computer, Inc. purchased a total of approximately 30 acres of real property from Jerry M. Hess, a director, in exchange for approximately 13 acres of land previously owned by Micron Computer, Inc. and a payment in the amount of $258,000. In January 1994, Micron Computer, Inc. acquired a two year option to purchase approximately 40 additional acres from Mr. Hess at a purchase price of $10,000 per acre. The Company believes that the terms of the transactions with Mr. Hess were no less favorable to Micron Computer, Inc. than could have been obtained from an unaffiliated third party.

     At various times between January 1994 and April 1994, Joseph M. Daltoso, T. Erik Oaas, Gregory D. Stevenson and Robert F. Subia purchased 52,513, 31,030, 31,030 and 6,000 shares, respectively, of Micron Custom Manufacturing Services, Inc. Common Stock pursuant to the Micron Custom Manufacturing Services, Inc. 1994 Stock Purchase Plan for $786,120, $464,519, $511,166 and $89,820
respectively, which purchase prices represented the fair market value of the Micron Custom Manufacturing Services, Inc. Common Stock on the date of purchase as determined by the Micron Custom Manufacturing Services, Inc. Board of Directors. Upon the Effective Time of the Merger, the Common Stock of Messrs. Daltoso, Oaas, Stevenson and Subia were converted to 1,075,234, 635,357, 635,357 and 122,853 shares of Company Common Stock, respectively. Messrs. Daltoso, Oaas, and Stevenson were officers and directors of Micron Custom Manufacturing Services, Inc. and Mr. Subia was an officer of Micron Custom Manufacturing Services, Inc. Eighty percent (80%) of the funds used by Messrs. Daltoso, Oaas, Stevenson and Subia to purchase the Common Stock were obtained through loans from Micron Technology, Inc. The loans were made pursuant to full recourse promissory notes. The notes bear interest at a rate of 7.5% per annum, which Micron Custom Manufacturing Services, Inc. believed represented a commercially reasonable interest rate at the time of the loans. Principal and interest on the notes are payable, in full, five years from the date of each note. Each note is secured by the purchased stock. The principal and accrued interest on the notes at April 28, 1995 for Messrs. Daltoso, Oaas, Stevenson and Subia were $690,534, $408,038, $445,158 and $79,079, respectively, and the maximum principal and accrued interest outstanding during the Company's fiscal year 1994 were $673,898, $398,207, $434,340 and $76,998, respectively.

     At various times between August 1991 and April 1994, Chase S. Mart, Steve
L. Schmidt, Kenneth C. Birch, George A. Haneke and Gene P. Thomas, Jr. purchased 75,000, 62,500, 43,750, 25,000 and 12,500 shares of Micron Computer, Inc. Class
B Common Stock, respectively, pursuant to restricted stock purchase agreements for $6,000, $5,000, $6,810, $140,750 and $13,675, respectively, which purchase prices represented the fair market value of the Micron Computer, Inc. Class B Common Stock on the date of purchase as determined by the Micron Computer, Inc. Board of Directors. In addition, pursuant to an agreement with Mr. Thomas, Micron Computer, Inc. issued an additional 12,500 shares of Class B Common Stock to Mr. Thomas at no additional cost upon the one year anniversary of the commencement of his employment with Micron Computer, Inc. Upon the Effective Time of the Merger, the Common Stock of Messrs. Mart, Schmidt, Birch, Haneke and Thomas were converted into 679,316, 566,097, 396,268, 226,438 and 226,438 shares of Company Common Stock, respectively. Messrs. Mart, Schmidt and Birch were officers and directors of Micron Computer, Inc. and Messrs. Haneke and Thomas were officers of Micron Computer, Inc. Mr. Haneke obtained a loan from Micron Technology, Inc. in the amount of $112,600 for the purpose of purchasing his shares of Micron Computer, Inc. Class B Common Stock. The loan was made pursuant to a full recourse promissory note. The note bears interest at a rate of 7.5% per annum, which Micron Computer, Inc. believed represented a commercially reasonable interest rate at the time of the loan. Principal and interest on the note are payable, in full, five years from the date of the note. The note is secured by the purchased stock. The principal and accrued interest on the note at April 28, 1995 was $122,335 and the maximum principal and accrued interest outstanding during the Company's fiscal year 1994 was $119,567.

BOARD MEETINGS AND COMMITTEES

     Prior to the Effective Time of the Merger, the Board of Directors of the Company was comprised of Gregory E. Herrick, Kenneth F. Gudorf, John P. Schinas and Jeffrey C. Schopf. Messrs. Gudorf, Schinas and Schopf resigned as directors of the Company effective upon the closing of the Merger.

     The Board of Directors of the Company held a total of nine meetings during the fiscal year ended December 31, 1994. The Board of Directors has formed an Audit Committee and a Compensation Committee. A Nominating Committee of the Board of Directors has not been formed.

     Messrs. Gudorf, Schinas and Schopf comprised the Audit Committee during fiscal year 1994. The Audit Committee held three meetings during fiscal year 1994. The Audit Committee is primarily responsible for reviewing the services performed by the Company's independent accountants and evaluating the Company's accounting principles and system of internal accounting controls. On April 7, 1995, Messrs. Hess, Lothrop and Simplot were appointed to serve as members of the Audit Committee to replace Messrs. Gudorf, Schinas and Schopf, who resigned.

     Messrs. Gudorf, Schinas and Schopf comprised the Compensation Committee during fiscal year 1994. The Compensation Committee held one meeting during fiscal year 1994. The Compensation Committee is primarily responsible for reviewing and approving the compensation for the Company's officers. On April 7, 1995, Messrs. Hess, Lothrop and Simplot were appointed to serve as members of the Compensation Committee to replace Messrs. Gudorf, Schinas and Schopf, who resigned.

     During fiscal year 1994, all directors attended 75% or more of the total number of meetings of the Board of Directors and of the total number of meetings of all committees of the Board on which they served.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by each of the executive officers of the Company who were serving as such at the end of fiscal year 1994 whose salary and bonus earned in fiscal year 1994 exceeded $100,000. In addition the table shows the compensation paid to the Company's current Chief Executive Officer for services rendered to Micron Custom Manufacturing Services, Inc. between January 1, 1994 and December 31, 1994, the Company's 1994 fiscal year (all such officers together, the "Named Executive Officers"):


                           SUMMARY COMPENSATION TABLE

                                                                                 LONG TERM
                                                 ANNUAL COMPENSATION (1)        COMPENSATION  RESTRICTED
                                        --------------------------------------  ------------
                               FISCAL                             OTHER ANNUAL  OPTIONS/SARS    STOCK      ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR    SALARY          BONUS     COMPENSATION   GRANTED (#)    AWARDS    COMPENSATION
- - ---------------------------     ----    ------          -----     ------------   -----------    ------    ------------
Gregory E. Herrick              1994    $140,000     $     0           $0               0       $    0       $    0
Chairman, President and Chief   1993     140,000           0            0               0            0            0
 Executive Officer              1992     140,785           0            0               0            0            0


Charles T. Henderson            1994     125,000           0            0          15,000       78,125 (2)        0
Chief Financial Officer         1993     116,263       4,000            0          45,000       84,375 (3)   15,455 (4)
                                1992      11,538           0            0               0            0            0


Joseph M. Daltoso               1994     112,915     275,732 (5)(6)     0               0            0        3,758 (7)
Current Chairman, Chief
 Executive Officer and
 President

(1) Excludes certain perquisites and other amounts which in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonuses for the officer.
(2) On March 10, 1994, Mr. Herrick transferred to Mr. Henderson 25,000 shares of the Company's Common Stock held by Mr. Herrick, with a market value of $78,125 (based on the closing price of the Company's Common Stock on March 9, 1994), in connection with Mr. Henderson's employment with the Company (subject to forfeiture under certain conditions). As of December 31, 1994, the 25,000 shares transferred to Mr. Henderson had a market value of $209,375. Mr. Henderson is entitled to receive all dividends declared and paid on the Company's Common Stock transferred by Mr. Herrick.
(3) On January 23, 1993, Mr. Herrick transferred to Mr. Henderson 15,000 shares of the Company's Common Stock held by Mr. Herrick (subject to forfeiture under certain conditions), with a market value of $84,375 (based on the closing price of the Company's Common Stock on January 22, 1993), in connection with Mr. Henderson's employment with the Company. On November 25, 1993, the forfeiture provision relating to 5,000 of such shares was released and on November 25, 1994, the forfeiture provision on the remaining 10,000 of such shares was released. As of December 31, 1994, the 15,000 shares transferred to Mr. Henderson had a market value of $125,625. Mr. Henderson is entitled to receive all dividends declared and paid on the Company's Common Stock transferred by Mr. Herrick.
(4)  Represents reimbursed moving expenses.
(5) Includes executive bonuses awarded during the Company's fiscal year 1994. Of the amount included in the table, $53,287 was paid during fiscal year 1994. The remaining amount is payable in equal annual installments over a four year period contingent upon continued employment.
(6) Includes amounts paid under Micron Custom Manufacturing Services, Inc.'s profit sharing and time-off plans.
(7) Consists of Micron Custom Manufacturing Services, Inc. contributions under its qualified 401(k) retirement plan.


                        OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on Company stock options granted during fiscal year 1994 to the Named Executive Officers.

                                           Individual Grants
                            -----------------------------------------------  Potential Realizable Value at
                                         Percent of                             Assumed Annual Rates of
                                           Total      Exercise                          Stock
                                          Options      or Base                  Price Appreciation for
                              Options    Granted to     Price                         Option Term
                              Granted   Employees in     Per      Expiration ------------------------------
Name                            (#)      Fiscal year    Share        Date          5%          10%
- - ----                            ---      -----------    -----        ----          --          ---
Gregory E. Herrick                 0              0%    $    0         N/A      $     0      $     0

Charles T. Henderson          15,000 (1)        5.6%      3.00    11/25/98       10,821       23,554

Joseph M. Daltoso                  0              0%         0         N/A            0            0

(1) 3,750 options became exercisable on November 25, 1994. Upon consummation of the Merger, an additional 3,750 options became exercisable and the remaining 7,500 options become exercisable on October 7, 1995 assuming continued employment through such date.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table provides information regarding Company option exercises, as well as Micron Technology, Inc. option exercises, in fiscal year 1994 by the Named Executive Officers, and the value of such officers' unexercised options and SARs at December 31, 1994:

                                                                                                  Value of
                                                                  Number of Unexercised    Unexercised In-The-Money
                                                                  Options/SARs at Fiscal    Options/SARs at Fiscal
                                                                         Year-End                  Year-End
                                                                         --------                  --------
                           Number of Shares       Value               Exercisable (E)           Exercisable (E)
Name                     Acquired on Exercise    Realized            Unexercisable (U)         Unexercisable (U)
- - ----                     --------------------    --------            -----------------         -----------------
Gregory E. Herrick                 0             $     0                800,076 (E)           $6,428,611 (E) (1)
                                                                              0 (U)                    0 (U)

Charles T. Henderson               0                   0                 15,000 (E)               63,750 (E) (1)
                                                                         45,000 (U)              191,250 (U) (1)

Joseph M. Daltoso             12,500 (1)         264,276 (2)                  0 (E)                    0 (E)
                                                                         50,000 (U) (2)        1,407,644 (U) (2) (3)

(1) Value based on the difference between the exercise price of the options and the closing price per share of the Company's Common Stock as reported by the Nasdaq National Market on December 30, 1994.

(2) Represents options to purchase shares of Micron Technology, Inc. Common Stock granted to Mr. Daltoso in connection with services rendered to Micron Custom Manufacturing Services, Inc.

(3) Value is calculated by determining the difference between (a) the fair market value of the underlying shares of Micron Technology, Inc. Common Stock at the exercise date (for value realized) or at December 30, 1994 (for the value at fiscal year-end), in each case as reported by the New York Stock Exchange, and (b) the exercise price.

COMPENSATION OF DIRECTORS

  DIRECTORS' FEES

    Directors who are employees of the Company or are directors of Micron Technology, Inc. will receive no additional or special remuneration for their service as directors. Directors of the Board who are not employees of the Company or directors of Micron Technology, Inc. will receive a director fee of $3,000 for each Board of Directors meeting attended. The Company also reimburses directors for travel and lodging expenses, if any, incurred in connection with attendance at Board meetings.

EMPLOYMENT TERMINATION AGREEMENTS AND ARRANGEMENTS

    The Company has entered into separate agreements with the executive officers and certain other key employees of the Company relating to notice of termination and compensation upon termination or death. Each agreement requires that the Company or the officer or employee give six (6) months advance written notice of termination regardless of the reason or justification for termination. The Company, the officer, or employee may discontinue active duties at any time following notice; however, employment for purposes of salary, bonuses, benefits, stock vestings, and for determining conflicts of interest continues for at least six (6) months from the date of notice. There were no amounts paid by the Company during fiscal year 1994 pursuant to these agreements.

    In connection with its approval of the Merger, the Company's Board of Directors adopted resolutions providing that, subject to consummation of the Merger, certain employees of the Company will be entitled to a severance payment equal to six months salary, based on the employee's salary in effect at the Effective Time of the Merger, if any such employee is terminated within one year following the Effective Time of the Merger for any reason other than for cause. A total of eight employees have been granted such severance arrangements, including the following officers: Gregory E. Herrick, Richard Apple and Charles
T. Henderson.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  John P. Schinas, Jeffrey C. Schopf and Kenneth F. Gudorf comprised the Compensation Committee during fiscal year 1994. During the fiscal year, there were no other members of the Compensation Committee who were officers or employees of the Company or any of its subsidiaries or that had any relationship that would constitute an interlocking relationship with executive officers or directors of another entity. On April 7, 1995, the Board of Directors appointed Jerry M. Hess, Robert A. Lothrop and John R. Simplot, none of whom are officers or employees of the Company or any subsidiary, as members of the Compensation Committee to replace Messrs. Schinas, Schopf and Gudorf, who resigned at the Effective Time of the Merger. Messrs. Hess, Lothrop and Simplot are currently directors of Micron Technology, Inc.

    NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT OF 1934, AS AMENDED, THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING REPORT AND THE PERFORMANCE GRAPH ON PAGE 15 SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                        REGARDING EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE

    Prior to the Merger, the Compensation Committee of the Board of Directors was comprised of Messrs. Gudorf, Schinas and Schopf, each of whom resigned as directors at the Effective Time of the Merger.

    This report has been prepared by the current Compensation Committee of the Board of Directors of the Company (the "Committee"), which is comprised of Jerry
M. Hess, Robert A. Lothrop and John R. Simplot. The Committee intends to meet at least annually or more frequently as the Company's Board of Directors may request.

    The executive officers of the Company consist of individuals employed by the Company and by Micron Custom Manufacturing Services, Inc., a wholly-owned subsidiary of the Company. The Committee's primary responsibility is to review the compensation, including salary, bonuses, benefits, and stock option grants, of the Company's executive officers.

EXECUTIVE OFFICER COMPENSATION

    The executive officer compensation programs utilized by the Company are described below for the purpose of providing a general understanding of the various components of executive officer compensation. These executive officer compensation programs are designed to attract, retain and reward highly qualified executive officers who are important to the success of the Company and to provide incentives relating directly to the financial performance and long-term growth of the Company. The various components of the executive officer compensation programs used by the Company are, in most cases, the same as those made available generally to employees of the Company. Following is a summary of the executive officer compensation programs utilized by the Company:

  CASH COMPENSATION

    BASE SALARY.   The executive officers' base salaries are established
primarily upon an evaluation of the officer's position and contribution to the Company or any of its predecessor entities, including (i) individual performance, (ii) responsibility, (iii) technical expertise, (iv) length of service, (v) company performance, and (vi) industry compensation levels.

    COMPANY PERFORMANCE BONUSES. Cash bonuses to executive officers are intended to reward officers for the Company's financial performance during the fiscal year. Cash bonuses will be awarded pursuant to the Executive Bonus Plan following approval of the plan by shareholders. These bonuses are typically based on performance criteria established at the beginning of each fiscal year. Cash bonuses are currently expected to be formulated primarily as a percentage of after-tax net profit of the Company. Performance bonus percentages are established according to a subjective analysis of each officer's level of responsibility.

    PROFIT SHARING. The Company expects to distribute five percent (5%) of its consolidated quarterly profits equally to all eligible employees (including executive officers) of the Company and its subsidiaries.

    INCENTIVE BONUSES. The Company expects that from time to time, incentive cash bonuses will be approved for payment to employees, including executive officers, for the achievement of milestones, the completion of projects identified as contributing substantially to company success and the attainment of technological advances.

  EQUITY COMPENSATION

    STOCK OPTIONS. In order to provide long-term incentive to the executive officers and employees of the Company and its subsidiaries related to long-term growth in the value of the Company's stock, the Company expects to grant incentive stock options and nonstatutory stock options to such persons under the Company's 1995 Stock Option Plan.

  OTHER COMPENSATION

    In addition to cash and equity compensation programs, the executive officers participate in various other employee benefit plans, including but not limited to time-off plans made available by the Company. Under these plans, all employees of the Company and its subsidiaries, including executive officers, are allowed to accumulate and use time off for time accumulated under the plan or to receive cash in lieu thereof. Executive officer participation in various clubs, organizations and associations may also be funded by the Company and its subsidiaries.

  PAYMENT/EXERCISE RESTRICTIONS

    In an effort to encourage employees and executive officers to remain employed and to promote the overall performance of the Company and its subsidiaries, many compensation programs for employees and executive officers contain provisions delaying payment and requiring continuing profitability of the Company and its subsidiaries. In this regard, Company performance bonuses to each executive officer are expected to be payable in equal annual installments over a five (5) year period, provided that the Company is profitable on a consolidated basis in the year of payment and that the individual remains employed by the Company or a subsidiary of the Company. Likewise, the Company expects that stock options granted to executive officers will typically have a term of six (6) years and vest twenty percent (20%) each year for a period of five (5) years from the date of grant.

CEO COMPENSATION

  Joseph M. Daltoso is the Chairman of the Board of Directors, President and Chief Executive Officer of the Company. Prior to the Merger, Mr. Daltoso served as Chairman of the Board of Directors, President and Chief Executive Officer of Micron Custom Manufacturing Services, Inc. The Compensation Committee has fixed Mr. Daltoso's annual base salary at $250,000 based on an analysis of compensation paid to chief executive officers of comparable companies and on a subjective analysis of Mr. Daltoso's level of responsibility and expected contribution and service to the Company. The Committee expects to review Mr. Daltoso's salary, along with those of the other executive officers, following the end of the current fiscal year. Following approval of the 1995 Stock Option Plan and the 1995 Executive Bonus Plan by the Company's shareholders, Mr. Daltoso will be eligible to participate in such plans to the same extent as other executive officers of the Company. As of the date of this Proxy Statement, the Compensation Committee had not yet determined the benefits or amounts to be received under such plans by Mr. Daltoso or any other executive officer.

                                        Jerry M. Hess
                                        Robert A. Lothrop
                                        John R. Simplot

                                PERFORMANCE GRAPH

    The following graph illustrates a five-year comparison of cumulative total returns for the Company's Common Stock, the Center for Research in Securities Prices (CRSP) Total Return Indices for the Nasdaq Stock Market (US Companies), and the Nasdaq Computer Manufacturer Stocks from January 1, 1990 through December 31, 1994. These indices are prepared and made available to the public by the Center for Research in Securities Prices at the University of Chicago. The performance graph assumes $100 invested on December 29, 1989 in the Common Stock of the Company, the CRSP Total Return Indices for The Nasdaq National Market (US Companies) and the Nasdaq Computer Manufacturer Stocks. On October 17, 1994, the Company announced its intent to merge with Micron Computer, Inc. and Micron Custom Manufacturing Services, Inc. The Merger was effective on April 7, 1995. Any dividends paid during the period presented are assumed to be reinvested.

    NOTE: MANAGEMENT CAUTIONS THAT THE STOCK PRICE PERFORMANCE INFORMATION SHOWN IN THE GRAPH BELOW IS PROVIDED AS OF FISCAL YEAR-END AND MAY NOT BE INDICATIVE OF CURRENT STOCK PRICE LEVELS OR FUTURE STOCK PRICE PERFORMANCE.

[Graph]

    The performance graph was plotted using the following data:

                                                                        Fiscal Year
                                                ------------------------------------------------------------
                                                   1989      1990      1991      1992      1993      1994
                                                   ----      ----      ----      ----      ----      ----
MICRON ELECTRONICS, INC.                          $ 100     $ 226     $ 465      $ 97      $ 84      $216
CRSP Total Return Indices for The Nasdaq Stock
  Market (US Companies)                             100        85       136       159       181       177
CRSP Total Return Indices for Nasdaq Computer
  Manufacturer Stocks                               100       107       149       200       190       209


                                  PROPOSAL TWO:
              TO APPROVE THE ADOPTION OF THE 1995 STOCK OPTION PLAN


    The 1995 Employee Stock Option Plan (the "1995 Option Plan") was adopted by the Board of Directors in April 1995. A total of 5,000,000 shares of Common Stock have been reserved for issuance under the 1995 Option Plan. The 5,000,000 shares reserved for issuance equals approximately five percent (5%) of the Company's Common Stock outstanding as of the Record Date. At the Annual Meeting, the shareholders are being asked to approve the adoption of the 1995 Option Plan. The 1995 Option Plan will not be implemented until approved by holders of a majority of the outstanding shares of Common Stock of the Company. The 1995 Option Plan includes provisions which allow the Company the discretion to grant options which comply with Section 162(m) of the Internal Revenue Code of 1986 (the "Code"). Section 162(m) places a limit of $1,000,000 on the amount of certain compensation that may be deducted by the Company in any tax year with respect to certain of the Company's highest paid executives, including compensation relating to stock options. The compensation of the highest paid executives relating to stock options is not subject to the deduction limit if certain limitations approved by shareholders are applied to stock options granted to executive officers.

    The following is a summary of the material features of the 1995 Option Plan. The 1995 Option Plan is attached as Appendix A to the Proxy Statement, and the following summary is qualified in its entirety by reference to it.

PURPOSE OF THE 1995 OPTION PLAN

    The stock options awarded under the 1995 Option Plan are designed to align employee and shareholder long-term interest and to enable the Company to attract, motivate and retain experienced and qualified personnel for positions of substantial responsibility.


ADMINISTRATION

    The 1995 Option Plan shall be administered by (i) the Board of Directors if the Board may administer the Plan in compliance with Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (ii) a committee appointed by the Board and constituted so as to permit the 1995 Option Plan to comply with the provisions of Rule 16b-3. If permitted by Rule 16b-3, the 1995 Option Plan may be administered by different bodies with respect to employees who are directors, non-director officers, employees who are neither directors nor officers, and consultants. For purposes of the plan description, the term "Committee" shall mean the Compensation Committee of the Board. Members of the Board receive no additional compensation for their services in connection with the administration of the 1995 Option Plan.

    The Committee has the discretion to select the employees and consultants to whom options may be granted (an "Optionee"), to determine the number of shares granted under each option, and to make all other determinations which it deems necessary or appropriate in the interpretation and administration of the 1995 Option Plan. The Committee, in its discretion, may accelerate the vesting of any option, may reduce the exercise price of any option, and amend or modify any option provided such amendment does not impair the rights of any Optionee unless mutually agreed otherwise by the Optionee and Committee. Options granted under the 1995 Option Plan will be evidenced by a written agreement between the Company and the Optionee, containing the specific terms and conditions of each option. The Company anticipates that the standard form of agreement will provide for an option term of six (6) years with the option exercisable as to one-fifth (1/5) of the shares subject to the option per year commencing with the first anniversary date of the date of grant.

ELIGIBLE PARTICIPANTS

    Only persons who are officers, employees or consultants of the Company will be eligible to participate in, and to receive options under, the 1995 Option Plan. Neither the members of the Committee, nor any member of the Company's Board of Directors who is not also an officer or employee of the Company, may participate in the 1995 Option Plan. As of April 24, 1995, there were approximately 1,600 employees of the Company who would be eligible to participate in the 1995 Option Plan. An Optionee may be granted more than one option under the 1995 Option Plan. No person shall be granted options to purchase more than 250,000 shares during any fiscal year; provided, however, that in the fiscal year in which an employee commences employment with the Company, options granted to such employee shall be limited to 500,000 shares in such fiscal year. The purchase price per share payable by an Optionee upon exercise of each Option intended to qualify under Section 162(m) of the Code shall be equal to the fair market value of the Company's Common Stock on the date of grant.

TERM OF OPTIONS

    The 1995 Option Plan provides for the grant of incentive stock options ("ISOs") as defined in Section 422 of the Code, or nonstatutory stock options ("NSOs"). Options granted to consultants shall be NSOs. The purchase price per share payable by an Optionee upon exercise of each ISO granted under the 1995 Option Plan shall be equal to the fair market value of the Company's Common Stock on the date of the grant. The fair market value of the Company's stock is deemed to be the average closing price of the Company's Common Stock as quoted on the Nasdaq National Market for the five (5) business days preceding the date an option is granted. The purchase price per share payable by an Optionee upon the exercise of each NSO granted under the 1995 Option Plan shall be determined by the Committee.


    The exercise price of an option granted under the 1995 Option Plan may be paid in cash, check, promissory note, a reduction in the amount of any Company liability to the Optionee or, at the discretion of the Committee, in shares of the Company's Common Stock, or in any combination thereof. Other methods of payment available under the 1995 Option Plan include the acceptance by the Committee and a stock broker of documentation necessary to perform a cashless exercise transaction. In general, if an Optionee's employment with the Company is terminated for any reason, options exercisable as of the date of termination may be exercised for a period of 30 days following such date. Options not yet exercisable terminate immediately upon the date of the termination. However, the Committee may grant options under the 1995 Option Plan which survive the termination of an Optionee's employment with the Company, and may accelerate the vesting of options upon such terms and conditions as the Committee may determine.

    Options granted under the 1995 Option Plan cannot be assigned, transferred, pledged, or otherwise encumbered in any way, except in the event of the death of an Optionee, by the Optionee's will, or by the applicable laws of descent or distribution. Options granted under the 1995 Option Plan may be exercised during an Optionee's lifetime only by the Optionee.

ADJUSTMENTS UPON CHANGE IN CAPITALIZATION; CORPORATE TRANSACTIONS

    Subject to adjustment in the case of certain changes in the capital structure of the Company, and subject to shareholder approval of the 1995 Option Plan, a maximum of 5,000,000 shares of the Company's Common Stock has been reserved for issuance pursuant to the 1995 Option Plan. In the event of a change in the number of issued shares of the Company's Common Stock by reason of a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, a proportionate adjustment will be made in the number of shares reserved for issuance under the 1995 Option Plan and in the number and exercise price of shares subject to any outstanding options under the 1995 Option Plan, in order to maintain the purpose of the original grant. In addition, in connection with any merger or sale of substantially all of the assets of the Company, other than in either such case a Change in Control (as defined in the 1995 Option Plan), each outstanding option may be assumed or an equivalent option substituted by a successor corporation. In lieu of such assumption or substitution, or if the successor corporation does not assume the options or substitute substantially equivalent options, the Board may determine in its sole discretion that all or a portion of the options outstanding should become exercisable. In the event of a Change in Control of the Company other than pursuant to a merger of the Company, the unexercised portion of outstanding options shall become immediately exercisable, to the extent such acceleration does not disqualify the 1995 Option Plan, or cause an ISO to be treated as a NSO without consent of the Optionee.

AMENDMENT AND TERMINATION OF THE 1995 OPTION PLAN

    The 1995 Option Plan is effective upon the adoption by the Company's Board of Directors and is subject to approval by the Company's shareholders at the Annual Meeting and will terminate ten (10) years from the date of Board approval, unless earlier terminated by the Board of Directors. The Company's Board of Directors may, at any time, amend or terminate the 1995 Option Plan, provided that such termination will not adversely affect the rights of the Optionees under any outstanding options previously granted.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion of the federal income tax consequences of the 1995 Option Plan is intended to be a summary of applicable federal law. State and local tax consequences may differ. Because the federal income tax rules governing options and related payment are complex and subject to frequent change, Optionees are advised to consult their tax advisors prior to exercise of options or dispositions of stock acquired pursuant to option exercise.

    ISOs and NSOs are treated differently for federal tax purposes. ISOs are intended to comply with the requirements of Section 422 of the Code. NSOs need not comply with such requirements.

    An Optionee is not taxed on the grant or exercise of an ISO. The difference between the exercise price and the fair market value of the shares on the exercise date will, however, be a preference adjustment item for purposes of the alternative minimum tax. If an Optionee holds the shares acquired upon the exercise of an ISO for at least two years following grant and at least one year following exercise, the Optionee's gain or loss, if any, upon a subsequent disposition of such shares is long-term capital gain or loss. The measure of the gain or loss is the difference between the proceeds received on disposition and the Optionee's basis in the shares (which generally equals the option exercise price). If an Optionee disposes of stock acquired pursuant to the exercise of an ISO before satisfying the one and two-year holding periods described above, the disposition disqualifies the option from favorable tax treatment as an ISO, and the Optionee will recognize ordinary income in the year of disposition. The amount of the ordinary income will be the lesser of (i) the amount realized on disposition less the Optionee's adjusted basis in the stock (usually the option exercise price) or (ii) the difference between the fair market value of the stock on the exercise date and the option exercise price. Different rules may apply with respect to Optionees subject to Section 16(b) of the Exchange Act. The balance of the consideration received on such a disposition will be capital gain. The Company is not entitled to an income tax deduction on the grant or exercise of an ISO or on the Optionee's disposition of the shares after satisfying the holding period requirement described above. If the holding periods are not satisfied, the Company will be entitled to a deduction in the year the Optionee disposes of the shares in an amount equal to the ordinary income recognized by the Optionee.

    An Optionee is not taxed on the grant of an NSO. On exercise, however, the Optionee recognizes ordinary income equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Different rules may apply with respect to Optionees subject to Section 16(b) of the Exchange Act. The Company is entitled to an income tax deduction in the year of exercise in the amount recognized by the Optionee as ordinary income. Any gain or loss on subsequent disposition of the shares is long-term capital gain or loss if the shares are held for at least one year following exercise. The Company does not receive a deduction for this gain.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and entitled to vote at the Annual Meeting is require to approve the adoption of the 1995 Stock Option Plan. Abstentions are counted as shares present and entitled to vote. As a result, abstentions are equivalent to votes against the proposal. Management recommends voting "FOR" approval of the proposal.

                                 PROPOSAL THREE:
        TO APPROVE THE ADOPTION OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

    The 1995 Employee Stock Purchase Plan (the "1995 Purchase Plan") was adopted by the Board of Directors in April 1995. A total of 2,500,000 shares of Common Stock have been reserved for issuance under the 1995 Purchase Plan. The 2,500,000 shares initially reserved for issuance equals approximately three percent (3%) of the Company's Common Stock outstanding as of the Record Date.
At the Annual Meeting, the shareholders are being asked to approve the adoption of the 1995 Purchase Plan. The 1995 Purchase Plan will not be implemented until approved by holders of a majority of the outstanding shares of Common Stock of the Company.

    The following is a summary of the material features of the 1995 Purchase Plan. The 1995 Purchase Plan is attached as Appendix B to the Proxy Statement, and the following summary is qualified in its entirety by reference to it.

PURPOSE

    The purpose of the 1995 Purchase Plan is to provide employees (including officers) of the Company and its designated subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. The 1995 Purchase Plan will be implemented by one offering period during each six month period of the 1995 Purchase Plan. The first offering period will commence on July 1, 1995, provided that the shareholders have approved the 1995 Purchase Plan.

ELIGIBILITY

    Any person whose customary employment with the Company on a continuous basis is more than 20 hours per week and more than five months per calendar year and has been employed by the Company for at least one (1) month prior to the first day of each offering period is eligible to participate in the 1995 Purchase Plan. As of April 24, 1995, there were approximately 1,600 employees of the Company who would be eligible to participate in the 1995 Purchase Plan.

OFFERING DATES

    The 1995 Purchase Plan provides for consecutive six month offering periods which will commence on January 1 and July 1 of each year. The Board of Directors has the power to alter the duration of the offering periods without shareholder approval.

PARTICIPATION IN THE PLAN

    Eligible employees become participants in the 1995 Purchase Plan by delivering to the Company's Stock Administration office at least 10 days prior to the commencement of the applicable offering period a subscription agreement authorizing payroll deductions. An employee who becomes eligible to participate in the 1995 Purchase Plan after the commencement of an offering period may not participate in the 1995 Purchase Plan until the commencement of the next offering period.

PURCHASE PRICE

    The purchase price per share at which shares will be sold in an offering period under the 1995 Purchase Plan is the lower of 85% of the fair market value of a share of Common Stock at the beginning of the offering period or 85% of the fair market value of a share of Common Stock at the end of the offering period. The fair market value of the Common Stock on a given date shall be determined by the Board of Directors in its discretion; provided however, that where there is a public market for the Common Stock the fair market value per share shall be the average closing price of the Common Stock on the Nasdaq National Market for the five (5) business days preceding such date, as reported in THE WALL STREET JOURNAL.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

    The purchase price of the shares is accumulated by payroll deductions over the offering period. The deductions may not be less than one percent (1%) or greater than 20 percent (20%), or such other rate as may be determined from time to time by the Board, of a participant's compensation. A participant at any time during an offering period may discontinue his participation, or decrease his rate of payroll deductions, but may not increase his rate of payroll deductions. Payroll deductions shall commence on the first payday following the offering date and shall continue at the same rate until the end of the offering period unless sooner terminated or changed as provided in the 1995 Purchase Plan.

PURCHASE OF STOCK; EXERCISE OF OPTIONS

    By executing a subscription agreement to participate in the 1995 Purchase Plan, the employee is entitled to have shares placed under option to him. The maximum number of shares placed under option to a participant in an offering is that number arrived at by dividing the amount representing accumulated payroll deductions which he has elected to have withheld for the offering period by the lower of (i) 85% of the fair market value of a share of Common Stock at the offering date or (ii) 85% of the fair market value of a share of Common Stock at the termination date, as long as the fair market value of the total number of shares issued to a participant in any offering period does not exceed $25,000 during a calendar year. See "Payment of Purchase Price; Payroll Deductions" for additional limitations on payroll deductions. Unless the employee's participation is discontinued, his option for the purchase of shares will be exercised automatically at the end of the offering period at the applicable price. See "Withdrawal."

    Notwithstanding the foregoing, (i) no employee shall be permitted to subscribe for shares under the 1995 Purchase Plan, if, immediately after the grant of the option, the employee would own stock and/or hold outstanding options to purchase stock possessing 5% or more of the voting stock or value of all classes of stock of the Company or of any majority-owned subsidiary (including stock which may be purchased through subscriptions under the 1995 Purchase Plan or pursuant to any other option), (ii) no employee shall be granted an option which would permit him or her to buy pursuant to the 1995 Purchase Plan, shares of Common Stock having a fair market value in excess of $25,000 (determined at the beginning of the offering period) in any calendar year, and (iii) no employee shall be permitted to purchase on any Exercise Date a number of shares exceeding 5,000 shares. Furthermore, if the number of shares which would otherwise be placed under option at the beginning of an offering period exceeds the number of shares then available under the 1995 Purchase Plan, a pro rata allocation of the shares remaining shall be made in as uniform a manner as is practicable.

RESTRICTION ON TRANSFER

    Shares purchased upon exercise of a participant's option may not be transferred by the participant for a period of one (1) year from the date of purchase. This transfer restriction shall be earlier terminated in the event of a participant's permanent disability or death, or upon the involuntary transfer of the shares due to divorce, judicial declaration of insolvency or bankruptcy or other form of involuntary transfer.

WITHDRAWAL

    While each participant in the 1995 Purchase Plan is required to sign a subscription agreement authorizing payroll deductions, the participant's interest in a given offering may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the 1995 Purchase Plan. Such withdrawal may be elected at any time prior to the end of the applicable offering period.

    Any withdrawal by the employee of accumulated payroll deductions for a given offering automatically terminates the employee's interest in the offering. In effect, the employee is given an option which may or may not be exercised during the offering period. By executing the subscription agreement, the employee does not become obligated to make the stock purchase; rather, the subscription agreement is merely an election by the employee to place shares under option. Unless the employee's participation is discontinued, the option for the purchase of shares will be exercised automatically at the end of the offering period, and the maximum number of full shares purchasable with the employee's accumulated payroll deductions will be purchased for the employee at the applicable price.

    A participant's withdrawal from an offering does not have any effect upon such participant's eligibility to participate in subsequent offerings under the 1995 Purchase Plan.

TERMINATION OF EMPLOYMENT

    Termination of a participant's employment for any reason, including retirement or death, cancels his or her participation in the 1995 Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned without interest to such participant, or, in the case of death, to the person or persons entitled thereto as specified by the employee in the subscription agreement.

CAPITAL CHANGES

    In the event of any changes in the capitalization of the Company, such as stock splits or stock dividends, resulting in an increase or decrease in the number of shares of Common Stock, effected without receipt of consideration by the Company, appropriate adjustments will be made by the Company in the shares subject to purchase and in the purchase price per share.

NONASSIGNABILITY

    No rights or accumulated payroll deductions of an employee under the 1995 Purchase Plan may be pledged, assigned, or transferred for any reason and any such attempt may be treated by the Company as an election to withdraw from the 1995 Purchase Plan.

REPORTS

    Individual statements of account will be maintained for each participant in the 1995 Purchase Plan. Each participant shall receive as promptly as practicable after the end of each offering period a report of his or her account setting forth the total amount of payroll deductions accumulated, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

AMENDMENT AND TERMINATION OF THE 1995 PURCHASE PLAN

    The Board of Directors may at any time amend or terminate the 1995 Purchase Plan, except that no such termination shall affect options previously granted nor may any amendment make any change in an option granted prior thereto which adversely affects the rights of any participant. No amendment may be made to the 1995 Purchase Plan without the approval of the holders of a majority of the shares of voting stock of the Company if such amendment would increase the number of shares reserved under the 1995 Purchase Plan, materially modify the eligibility requirements, or materially increase the benefits which may accrue to participants under the 1995 Purchase Plan.

TAX INFORMATION

    The 1995 Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under provisions of Sections 421 and 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option (the first day of the applicable offering period) or purchase of shares. Upon disposition of the shares, the participant generally will be subject to tax and the amount of the tax will depend upon the holding period. If the shares have been held by the participant for more than two (2) years after the date of option grant, the lesser of (a) the excess of fair market value of the shares at the time of such disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares at the time the option was granted will be treated as ordinary income, and any further gain will be treated as long-term capital gain. If the shares are disposed of before the expiration of this holding period, the excess of the fair market value of the shares on the exercise date over the purchase price will be treated as ordinary income, and any further gain or any loss on such disposition will be long-term or short-term capital gain or loss, depending on the holding period. Different rules may apply with respect to Optionees subject to Section 16(b) of the Exchange Act. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares within two (2) years from the date of grant.

    The foregoing is only a summary of the effect of federal income taxation upon participant and the Company with respect to the shares purchased under the 1995 Purchase Plan.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented at the Annual Meeting will be required to approve the adoption of the 1995 Employee Stock Purchase Plan. Abstentions are counted as shares present and entitled to vote. As a result, abstentions are equivalent to votes against the proposal. Management recommends voting "FOR" approval of the proposal.



                                 PROPOSAL FOUR:
          TO APPROVE THE ADOPTION OF THE COMPANY'S EXECUTIVE BONUS PLAN

    The Executive Bonus Plan (the "Bonus Plan") was adopted by the Board of Directors in April 1995. In 1993, Section 162(m) was added to the Code. This Section limits the Company's deduction in any one fiscal year for federal income tax purposes of compensation in excess of $1,000,000 paid to each of the Company's Chief Executive Officer and its four other highest paid executive officers who are employed on the last day of the fiscal year unless the compensation was not otherwise subject to the deduction limit. Compensation which is performance based and approved by the Company's shareholders will not be subject to the deduction limit. Therefore, in order to maximize the Company's federal income tax deductions, the Board of Directors of the Company is requesting that the shareholders approve the adoption of the Bonus Plan at the Annual Meeting.

    The following is a summary of the material features of the Bonus Plan. The Bonus Plan is attached as Appendix C to the Proxy Statement, and the following summary is qualified in its entirety by reference to it.

PURPOSE

    The Bonus Plan is designed to attract, retain, and reward highly qualified executives who are important to the Company's success and to provide incentives relating directly to the financial performance and long-term growth of the Company.

ELIGIBLE PARTICIPANTS

    Individuals who are eligible to participate in the Bonus Plan include the executive officers and certain other key employees of the Company as may be determined by the Compensation Committee of the Board of Directors. Individuals subject to the reporting requirements of Section 16 of the Exchange Act are considered to be executive officers for purposes of the Bonus Plan. As of April 24, 1995, there were approximately 20 employees of the Company who would be eligible to participate in the 1995 Bonus Plan.

ADMINISTRATION

    The Bonus Plan is administered by the Compensation Committee (the "Committee") of the Board of Directors. The present members of the Committee are Jerry M. Hess, Robert A. Lothrop and John R. Simplot, all of whom are deemed to be outside directors of the Company, as defined under
Section 162(m). None of the members receive compensation from the Company in any capacity other than as a director of the Company.

    Performance goals will be based on one or more of the following: (i) net income; (ii) earnings per share; (iii) return on equity; (iv) gross margin; (v) return on assets; (vi) net sales; (vii) new products; (viii) expansion of facilities; (ix) customer satisfaction; (x) asset management; or (xi) debt management.

    Promptly after the beginning of a fiscal year, the Committee is expected to
(i) determine the performance criteria; (ii) determine the executive officers and key employees eligible to participate in the Bonus Plan for the fiscal year; and (iii) determine the method for computing the amount of bonus payable to each executive officer or key employee if the performance goal is achieved.

    The maximum bonus amount that can be paid to any executive officer or key employee with respect to results for any one fiscal year cannot exceed the greater of $2,000,000 or two percent (2%) of the Company's consolidated after-tax net profits. Bonus amounts shall be paid within 90 days after the close of the Company's fiscal year unless the Committee elects to defer the payout of the bonus amount over a period of time not to exceed five (5) years. Payout of a bonus over an extended period may, at the discretion of the Committee, be subject to and conditioned upon the continuation of the executive officer's and key employee's employment and the profitability of the Company in the year paid. Bonuses will be paid only when the Committee certifies in writing that the performance goal has been met. In the event of a Change in Control (as defined in the Bonus Plan), any bonus earned but not yet paid under the Bonus Plan shall be immediately payable.

    The Committee may amend, modify, suspend, or terminate the Bonus Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. The Committee will seek shareholder approval of any amendment determined to require shareholder approval or advisable under the regulations of the Internal Revenue Service or other applicable laws or regulations.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and entitled to vote at the Annual Meeting is required to approve the adoption of the Bonus Plan. Abstentions are treated as shares present and entitled to vote. As a result, abstentions are equivalent to votes against the proposal. Management recommends voting "FOR" approval of the proposal.



                                 PROPOSAL FIVE:
              TO RATIFY THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has appointed Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending August 31, 1995, and recommends that shareholders vote "FOR" ratification of such appointment. Coopers & Lybrand has been Micron Technology, Inc.'s independent accountants since fiscal year 1985, and also served as the independent accountants of Micron Computer, Inc. and Micron Custom Manufacturing Services, Inc. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock present or represented and voting at the Annual Meeting will be required for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

    Representatives of Coopers & Lybrand are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

                                  OTHER MATTERS

    The Company knows of no other matters to be submitted at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying form of Proxy will vote, in their discretion, the shares they represent.


                                             THE BOARD OF DIRECTORS

Dated: May 12, 1995

                                                                      APPENDIX A
                            MICRON ELECTRONICS, INC.
                             1995 STOCK OPTION PLAN


     1.   PURPOSES OF THE PLAN.  The purposes of this Stock Option Plan are:

     - to attract, motivate and retain experienced and qualified personnel for positions of substantial responsibility,

     -    to provide additional incentive to Employees and Consultants, and

     -    to promote the success of the Company's business.

Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "APPLICABLE LAWS" means the legal requirements relating to the administration of stock option plans under Minnesota corporate and securities laws and the Code.

          (c)  "BOARD" means the Board of Directors of the Company.

          (d) "CHANGE IN CONTROL" means (i) the acquisition by any person or entity of securities of Micron Electronics, Inc. such that such person or entity, directly, indirectly or beneficially, acting alone or in concert, (A) owns or controls more of the combined voting power of all classes of voting securities of Micron Electronics, Inc. than does Micron Technology, Inc. and (B) owns or controls more than twenty percent (20%) of the combined voting power of all classes of voting securities of Micron Electronics, Inc.; or (ii) the acquisition by any person or entity, directly, indirectly or beneficially, acting alone or in concert, of more than thirty-five percent (35%) of the common stock of Micron Technology, Inc. outstanding at any time.

          (e)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (f) "COMMITTEE" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

          (g)  "COMMON STOCK" means the Common Stock of the Company.

          (h) "COMPANY" means Micron Electronics, Inc., a Minnesota corporation.

          (i) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services. The term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

          (j) "CONTINUOUS STATUS AS AN EMPLOYEE OR CONSULTANT" means that the employment or consulting relationship with the Company, any Parent, or Subsidiary, is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (k)  "DIRECTOR" means a member of the Board.

          (l)  "DISABILITY" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

          (m) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (n) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (o) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the average closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system (or the exchange with the greatest volume of trading in the Common Stock) for the five (5) business days preceding the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the over-the-counter market or is regularly quoted by a recognized securities dealer, but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (p) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (q) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (r) "NOTICE OF GRANT" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is subject to the terms and conditions of the Option Agreement.

          (s) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (t)  "OPTION" means a stock option granted pursuant to the Plan.

          (u) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (v) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

          (w)  "OPTIONED STOCK" means the Common Stock subject to an Option.

          (x) "OPTIONEE" means an Employee or Consultant who holds an outstanding Option.

          (y) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (z)  "PLAN" means this 1995 Stock Option Plan.

          (aa) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (bb) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (cc) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code. In the case of an Option that is not intended to qualify as an Incentive Stock Option, the term "Subsidiary" shall also include any other entity in which the Company, or any Parent or Subsidiary of the Company, has a significant ownership interest.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 5,000,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

          (a)  PROCEDURE.

               (i) MULTIPLE ADMINISTRATIVE BODIES. If permitted by Rule 16b-3, the Plan may be administered by different bodies with respect to (i) Directors,
(ii) Officers who are not Directors, and (iii) Employees who are neither Directors nor Officers.

               (ii) ADMINISTRATION WITH RESPECT TO EMPLOYEES SUBJECT TO SECTION 16(b). With respect to Option grants made to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act, the Plan shall be administered by (A) the Board, if the Board may administer the Plan in compliance with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3, or (B) a committee designated by the Board to administer the Plan, which committee shall be constituted to comply with the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3. Once appointed, such committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules governing a plan intended to qualify as a discretionary plan under Rule 16b-3.

               (iii) ADMINISTRATION WITH RESPECT TO OTHER PERSONS. With respect to Option grants made to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board, which committee shall be constituted to satisfy Applicable Laws. Once appointed, such Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Applicable Laws.

          (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(o) of the Plan;

               (ii) to select the Consultants and Employees to whom Options may be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               (v)  to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option (subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

               (xii)     to institute an Option Exchange Program; and

               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations, and interpretations shall be final and binding on all Optionees and any other holders of Options.

     5. ELIGIBILITY. Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Option may be granted additional Options.

     6.   LIMITATIONS.

          (a) Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of Shares subject to an Optionee's Incentive Stock Options granted by the Company or any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

          (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment or consulting relationship with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such employment or consulting relationship at any time, with or without cause.

          (c)  The following limitations shall apply to grants of Options to
Employees:

               (i) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 250,000 Shares; provided, however, that in the fiscal year in which an employee commences employment with the Company, options granted to such employee shall be limited to 500,000 Shares in such fiscal year. The purchase price per Share payable by an Optionee upon exercise of each Option intended to qualify under Section 162(m) of the Code shall be equal to the fair market value of the Company's Common Stock on the date of grant.

               (ii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in
Section 11.

               (iii) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the canceled Option will be counted against the limit set forth in Section 6(c)(i). For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7. TERM OF OPTION. The term of each Option shall be stated in the Notice of Grant; provided, however, that in the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

     8.   OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. The per Share exercise price of Nonstatutory Stock Options intended to qualify under Section 162(m) of the Code shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In doing so, the Administrator may specify that an Option may not be exercised until the completion of a service period.

          (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i)       cash;

               (ii)      check;

               (iii)     promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii)     any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     9.   EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate, either in book entry form or in certificate form, promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

               Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF EMPLOYMENT OR CONSULTING RELATIONSHIP. Upon termination of an Optionee's Continuous Status as an Employee or Consultant, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it as the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for 30 days following the Optionee's termination of Continuous Status as an Employee or Consultant. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) DISABILITY OF OPTIONEE. In the event that an Optionee's Continuous Status as an Employee or Consultant terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee does not exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option with respect to the shares covered by the exercisable portion of the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) DEATH OF OPTIONEE. In the event of the death of an Optionee, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) RULE 16B-3. Options granted to individuals subject to Section 16 of the Exchange Act must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f)  SUSPENSION.   Any Optionee who is also a participant in the
Retirement at Micron or Micron Electronics Retirement at Micron Section 401(k) Plan (each a "RAM Plan" and together the "RAM Plans") and who requests and receives a hardship distribution from any RAM Plan, is prohibited from making, and must suspend, for a period of twelve (12) months thereafter, his or her elective contributions and employee contributions including, without limitation to the foregoing, the exercise of any Option granted from the date of receipt by that employee of the hardship distribution from any RAM Plan.

     10. NON-TRANSFERABILITY OF OPTIONS. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER, OR ASSET SALE.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of issued shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned stock, including Shares as to which the Option would not otherwise be exercisable.

          (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, other than in either such case, a Change in Control, each outstanding Option may be assumed or an equivalent option or right may be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In lieu of such assumption or substitution, or in the event the successor corporation does not assume the Option or substitute an equivalent option or right, the Administrator may provide for the Optionee to have the right to exercise the Option as to all or a portion of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

          (d)  CHANGE IN CONTROL.   In the event of a Change in Control, the
unexercised portion of the Option shall become immediately exercisable, to the extent such acceleration does not disqualify the Plan, or cause an Incentive Stock Option to be treated as a Nonstatutory Stock Option without the consent of the Optionee.

     12. DATE OF GRANT. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     13. TERM OF PLAN. Subject to Section 18 of the Plan, the Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 18 of the Plan. It shall continue in effect for a term of ten (10) years from the effective date unless terminated earlier under Section 14 of the Plan.

     14.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend, or terminate the Plan.

          (b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any successor rule or statute or other applicable law, rule, or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule, or regulation.

          (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension, or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     15.  CONDITIONS UPON ISSUANCE OF SHARES.

          (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16.  LIABILITY OF COMPANY.

          (a) INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (b) GRANTS EXCEEDING ALLOTTED SHARES. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan.

     17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and Minnesota law.

                                                                      APPENDIX B
                            MICRON ELECTRONICS, INC.
                        1995 EMPLOYEE STOCK PURCHASE PLAN


     The following constitutes the provisions of the 1995 Employee Stock Purchase Plan of Micron Electronics, Inc.:

     1. PURPOSE. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.  DEFINITIONS.

     (a)  "BOARD" shall mean the Board of Directors of the Company.

     (b)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     (c)  "COMMON STOCK" shall mean the Common Stock of the Company.

     (d) "COMPANY" shall mean Micron Electronics, Inc., a Minnesota corporation, and subject to Section 21 below, its successors and assigns and any of its Designated Subsidiaries.

     (e) "COMPENSATION" with respect to any Employee means such Employee's wages, salaries, fees for professional services and other amounts received for personal services actually rendered in the course of employment with the Company or its Designated Subsidiaries to the extent that the amounts are includible in gross income (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, tips, and bonuses).

     Compensation shall exclude (a)(1) contributions made by the employer to a plan of deferred compensation to the extent that, the contributions are not includible in the gross income of the Employee for the taxable year in which contributed, (2) employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) to the extent such contributions are excludable from the Employee's gross income, (3) any distributions from a plan of deferred compensation; (b) amounts realized from the exercise of a non-statutory stock option, or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to substantial risk of forfeiture; (c) amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option;
(d) other amounts which receive special tax benefits, such as premiums for group-term life insurance (but only to the extent that the premiums are not includible in the gross income of the employee), or contributions made by the employer (whether or not under a salary reduction agreement) towards the purchase of any annuity contract described in Code Section 403(b) (whether or not the contributions are actually excludable from the Employee's gross income);
(e) reimbursements or other expense allowances; (f) fringe benefits (cash and noncash); (g) moving expenses; and (h) welfare benefits.

     (f) "CONTINUOUS STATUS AS AN EMPLOYEE" shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

     (g) "DESIGNATED SUBSIDIARIES" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

     (h) "EMPLOYEE" shall mean any person, including an officer, whose customary employment on a continuous basis is more than twenty (20) hours per week and more than five (5) months in a calendar year by the Company.

     (i)  "ENROLLMENT DATE" shall mean the first day of each Offering Period.

     (j)  "EXERCISE DATE" shall mean the last day of each Offering Period.

     (k)  "OFFERING PERIOD" shall mean a period of six (6) months.

     (l)  "PLAN" shall mean this Employee Stock Purchase Plan.

     (m) "SUBSIDIARY" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3.  ELIGIBILITY.

          (a) Any Employee as defined in Section 2 who has been continuously employed by the Company for at least one (1) consecutive month and who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan.

          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 425(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary of the Company, or (ii) which permits his rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for a calendar year in which such option is outstanding at any time.

     4. OFFERING PERIODS. The Plan shall be implemented by consecutive Offering Periods with the first Offering Period commencing on or about July 1, 1995, and ending on December 31, 1995. Thereafter, Offering Periods shall commence on January 1 and July 1 of each year, and continue thereafter until terminated in accordance with Section 20 hereof. Subject to the shareholder approval requirements of Section 20, the Board of Directors of the Company shall have the power to change the duration of offering periods with respect to future offerings if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first offering period to be affected.

     5.  PARTICIPATION.

     (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's Stock Administration office at least ten (10) business days prior to the applicable Enrollment Date, unless a different time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.

     (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 11.

     6.  PAYROLL DEDUCTIONS.

     (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each payday during the Offering Period at a rate that is not less than one percent (1%) and not greater than twenty percent (20%) of the Compensation, and the aggregate of such payroll deductions during the Offering Period shall not exceed twenty percent (20%) of his or her aggregate Compensation during said Offering Period.

          (b) All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

          (c) A participant may discontinue his or her participation in the Plan as provided in Section 11, or may decrease, but not increase, the rate of payroll deductions during the Offering Period (within the limits of Section 6(a)) by completing or filing with the Company's a new subscription agreement authorizing a change in payroll deduction rate. The change in rate shall be effective with the first full payroll period following ten (10) business days after the Company's receipt of the new subscription agreement. A participant's subscription agreement shall remain in effect for successive Offering Periods unless revised as provided herein or terminated as provided in Section 11.

          (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year that the aggregate of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equal $21,250. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 11.

          (e) A participant in this Plan, who is also a participant in the Retirement at Micron or Micron Electronics Retirement at Micron Section 401(k) Plan (each a "RAM Plan" and together the "RAM Plans") and who requests and receives a hardship distribution from any RAM Plan, is prohibited from making, and must suspend, for a period of twelve (12) months thereafter, his or her elective contributions and employee contributions including, without limitation to the foregoing, any payroll deduction made pursuant to the terms of this Plan from the date of receipt by that employee of the hardship distribution from any RAM Plan.

     7.  GRANT OF OPTION.

          (a) On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the participant's account as of the Exercise Date by the lower of (i) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Enrollment Date or (ii) eighty-five percent (85%) of the fair market value of a share of the Company's Common Stock on the Exercise Date; provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 13 hereof. Exercise of the option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 11, and shall expire on the last day of the Offering Period. Fair market value or a share of the Company's Common Stock shall be determined as provided in Section 7(b) herein. Notwithstanding anything to the contrary set forth herein, the maximum number of shares which any Employee may purchase on any Exercise Date shall not exceed 5,000 shares.

          (b) The option price per share of the shares offered in a given Offering Period shall be the lower of: (i) 85% of the fair market value of a share of the Common Stock of the Company on the Enrollment Date; or (ii) 85% of the fair market value of a share of the Common Stock of the Company on the Exercise Date. The fair market value of the Company's Common Stock on a given date shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock the fair market value per share shall be the average closing sales price on the Nasdaq National Market five (5) business days preceding such date, as reported in THE WALL STREET JOURNAL.

     8. EXERCISE OF OPTION. Unless a participant withdraws from the Plan as provided in Section 11, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to option will be purchased for him or her at the applicable option price with the accumulated payroll deductions in his account. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During his or her lifetime, a participant's option to purchase shares hereunder is exercisable only by such participant.

     9. RESTRICTIONS ON TRANSFER OF SHARES. Shares purchased upon exercise of a participant's option may not be transferred by the participant for a period of one (1) year from the Exercise Date. This transfer restriction shall be earlier terminated in the event of a participant's permanent disability or death, or upon the involuntary transfer of the shares due to divorce, judicial declaration of insolvency or bankruptcy or other form of involuntary transfer.

     10. DELIVERY. Immediately following the Exercise Date of each Offering Period, unless a participant requests the issuance of a certificate representing the participant's shares, the Company shall promptly record the participant's full shares in book entry form. Upon request from a participant, or upon the involuntary transfer of a participant's shares, the Company shall arrange for the delivery to the participant of a certificate representing the full shares purchased. Certificates issued which are subject to the transfer restriction shall bear a legend in a conspicuous place referencing the restriction. Any cash remaining to the credit of a participant's account under the Purchase Plan after a purchase by the participant of shares at the termination of each Offering Period, which is insufficient to purchase a full share of Common Stock, shall be returned to said participant or retained in the participant's account for the subsequent Offering Period, as determined by the Company as to all participants for a given Offering Period.

     11.  WITHDRAWAL; TERMINATION OF EMPLOYMENT.

          (a) A participant may withdraw all but not less than all the payroll deductions credited to such participant's account under the Plan at any time prior to the Exercise Date of the Offering Period by giving written notice to the Company's in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to him or her promptly after receipt of the notice of withdrawal and the participant's option for the current Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement as described in
Section 5(a).

          (b) Upon termination of the participant's Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the payroll deductions credited to such participant's account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such participant's option will be automatically terminated.

          (c) In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her account will be returned to him or her and the option terminated.

          (d) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

     12. INTEREST. No interest shall accrue on the payroll deductions of a participant in the Plan.

     13.  STOCK.

          (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 2,500,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 19. If the total number of shares which would otherwise be subject to options granted pursuant to Section 7(a) hereof on the Enrollment Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each participant affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.

          (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

          (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or, if requested by the participant, in the name of the participant and his or her spouse.

     14. ADMINISTRATION. The Plan shall be administered by the Board or a committee of members of the Board appointed by the Board. The administration, interpretation or application of the Plan by the Board or its committee shall be final, conclusive and binding upon all participants. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that:

          (a) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any option pursuant to the Plan.

          (b) If a Committee is established to administer the Plan, no member of the Board who is eligible to participate in the Plan may be a member of the Committee.

     15.  DESIGNATION OF BENEFICIARY.

          (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of the Offering Period but prior to delivery to him of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to the Exercise Date of the Offering Period.

          (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

     16. TRANSFERABILITY OF RIGHTS. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 11.

     17. USE OF FUNDS. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     18. REPORTS. Individual statements of accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees; on no less than an annual basis, promptly following the Exercise Date, which statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     19. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

     The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

     20. AMENDMENT OR TERMINATION. The Board of Directors of the Company may at any time terminate or amend the Plan. Except as provided in Section 19, no such termination can affect options previously granted, nor may an amendment make any change in any option theretofore granted which adversely affects the rights of any participant, nor may an amendment be made without prior approval of the shareholders of the Company (obtained in the manner described in Section
23) if such amendment would:

          (a)  Increase the number of shares that may be issued under the Plan;

          (b) Change the designation of the employees (or class of employees) eligible for participation in the Plan; or

          (c) Materially increase the benefits which may accrue to participants under the Plan.

     21. DISSOLUTION, MERGER OR ASSET SALE. In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the Merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board shortens the Offering Periods then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 11 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

     22. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof. Unless changed by the Company, all such Notices or other communications shall be directed to the Company's Stock Administration Department.

     23. SHAREHOLDER APPROVAL. Continuance of the Plan shall be subject to approval by the shareholders of the Company within twelve months before or after the date the Plan is adopted. If such shareholder approval is obtained at a duly held shareholders' meeting, it may be obtained by the affirmative vote of the holders of a majority of the shares of the Company present or represented and entitled to vote thereon, which approval shall be (i) solicited substantially in accordance with Section 14(a) of the Securities Act of 1934, as amended (the "Act") and the rules and regulations promulgated thereunder, or
(ii) solicited after the Company has furnished in writing to the holders entitled to vote substantially the same information concerning the Plan as that which would be required by the rules and regulations in effect under Section 14(a) of the Act at the time such information is furnished.

          In the case of shareholder approval by written consent, it must be obtained by the unanimous written consent of all shareholders of the Company, or by written consent of a smaller percentage of shareholders but only if the Board determines, on the basis of advice of the Company's legal counsel, that the written consent of such a smaller percentage of shareholders will comply with all applicable laws and will not adversely affect the qualifications of the Plan under Section 423 of the Code.

     24. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, and the Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or national market system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     25. TERM OF PLAN. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company as described in Section 23. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 20.

                                                                      APPENDIX C
                            MICRON ELECTRONICS, INC.
                              EXECUTIVE BONUS PLAN

     1.  PURPOSE

     The Micron Electronics, Inc. Executive Bonus Plan (the "Bonus Plan") is designed to attract, retain, and reward highly qualified executives who are important to the Company's success and to provide incentives relating directly to the financial performance and long-term growth of the Company.

     2.  DEFINITIONS

     (a) BONUS - The cash incentive awarded to an Executive Officer or Key Employee pursuant to the terms and conditions of the Bonus Plan.

     (b) BOARD - The Board of Directors of Micron Electronics, Inc.

     (c) CHANGE IN CONTROL - (i) The acquisition by any person or entity of securities of Micron Electronics, Inc. such that such person or entity, directly, indirectly or beneficially, acting alone or in concert, (A) owns or controls more of the combined voting power of all classes of voting securities of Micron Electronics, Inc. than does Micron Technology, Inc. and (B) owns or controls more than twenty percent (20%) of the combined voting power of all classes of voting securities of Micron Electronics, Inc.; or (ii) the acquisition by any person or entity, directly, indirectly or beneficially, acting alone or in concert, of more than thirty-five percent (35%) of the common stock of Micron Technology, Inc. outstanding at any time.

     (d) CODE - The Internal Revenue Code of 1986, as amended.

     (e) COMMITTEE - The Compensation Committee of the Board, or such other committee of the Board that is designated by the Board to administer the Bonus Plan, in compliance with requirements of Section 162(m) of the Code.

     (f) COMPANY - Micron Electronics, Inc. and any other corporation in which Micron Electronics, Inc., controls, directly or indirectly, fifty percent (50%) or more of the combined voting power of all classes of voting securities.

     (g)  EXECUTIVE - An Executive Officer or Key Employee of the Company.

     (h) EXECUTIVE OFFICER - Any officer of the Company subject to the reporting requirements of Section 16 of the Securities and Exchange Act of 1934 (the "Exchange Act").

     (i) KEY EMPLOYEE - Any employee of the Company as may be designated by the Committee for this Bonus Plan.

     3.  ELIGIBILITY

     Only Executives are eligible for participation in the Bonus Plan.

     4.  ADMINISTRATION

     Awards of bonuses under the Bonus Plan shall be based on one or more of the following performance goals: (i) net income, (ii) earnings per share, (iii) return on equity, (iv) gross margin, (v) return on assets, (vi) net sales, (vii) new products, (viii) expansion of facilities, (ix) customer satisfaction (x) asset management or (xi) debt management. The Committee shall administer the Bonus Plan and shall have full power and authority to construe, interpret, and administer the Bonus Plan necessary to comply with the requirements of Section 162(m) of the Code. The Committee's decisions shall be final, conclusive, and binding upon all persons. The Committee shall certify in writing prior to commencement of payment of the bonus that the performance goal or goals under which the bonus is to be paid has or have been achieved. The Committee in its sole discretion has the authority to reduce the amount of a bonus otherwise payable to an Executive upon attainment of the performance goal established for a fiscal year provided that a reduction in the amount of one Executive's bonus does not result in an increase in the amount of any other Executive's bonus. Promptly after the beginning of a fiscal year, the Committee shall: (i) determine the performance criteria; (ii) determine the Executives eligible to participate in the Bonus Plan for the fiscal year; and (iii) determine the method for computing the amount of bonus payable to each Executive if the performance goal is achieved.

     The maximum bonus amount that can be paid to any Executive with respect to any one fiscal year cannot exceed the greater of $2,000,000 or two percent (2%) of the Company's consolidated after-tax net profits. Bonus amounts shall be paid within 90 days after the close of the Company's fiscal year unless the Committee elects to defer the payout of the bonus amount over a period of time not to exceed five (5) years. Payout of a bonus over an extended period may, at the discretion of the Committee, be subject to and conditioned upon the continuation of an Executive's employment with the Company and the profitability of the Company in the year paid. Unpaid bonuses can be canceled at the discretion of the Committee.

     In the event of a Change in Control, any bonuses awarded but not yet paid under the Bonus Plan shall be immediately payable. If the Executive ceases to be employed by the Company or by any of its subsidiaries, any unpaid bonuses shall be paid in accordance with the Executive's termination agreement, and as otherwise determined by the Committee.

     The Committee may amend, modify, suspend, or terminate the Bonus Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law. The Committee will seek shareholder approval of any amendment determined to require shareholder approval or advisable under the regulations of the Internal Revenue Service or other applicable law or regulation.

     5.  NONASSIGNABILITY

     No Bonus or any other benefit under the Bonus Plan shall be assignable or transferable by the participant during the participant's lifetime except as otherwise approved by the Committee.

     6.  NO RIGHT TO CONTINUED EMPLOYMENT

     Nothing in the Bonus Plan shall confer upon any employee any right to continue in the employ of the Company or shall interfere with or restrict in any way the right of the Company to discharge an employee at any time for any reason whatsoever, with or without good cause.

     7.  EFFECTIVE DATE

     The Bonus Plan shall be deemed effective as of April 7, 1995.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       [LOGO OF MICRON ELECTRONICS, INC.]
                              900 East Karcher Road
                               Nampa, Idaho  83687

                       1994 ANNUAL MEETING OF SHAREHOLDERS
                                  June 20, 1995

     The undersigned shareholder(s) of Micron Electronics, Inc., a Minnesota corporation, hereby acknowledges receipt of the Notice of 1994 Annual Meeting of Shareholders and Proxy Statement, each dated May 12, 1995, and hereby appoints Joseph M. Daltoso and T. Erik Oaas, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1994 Annual Meeting of Shareholders of Micron Electronics, Inc., to be held June 20, 1995, at 9:00 a.m., Mountain Daylight Time, at the Nampa Civic Center, 311 3rd Street South, Nampa, Idaho 83651 and at any adjournment(s) thereof (the "Annual Meeting"), and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

1.  ELECTION OF DIRECTORS:

       / /   FOR nominees listed below  / /   WITHHOLD authority to vote for all
             (except as indicated)            nominees listed below

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME SET FORTH IN THE LIST BELOW:

     Steven R. Appleton; Joseph M. Daltoso; Gregory E. Herrick; Jerry M. Hess; Robert A. Lothrop; Chase S. Mart; T. Erik Oaas; John R. Simplot


2. PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1995 STOCK OPTION PLAN AND THE RESERVATION OF 5,000,000 SHARES OF THE COMPANY'S COMMON STOCK FOR ISSUANCE
THEREUNDER:

       / /  FOR          / /  AGAINST        / /  ABSTAIN

3. PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1995 EMPLOYEE STOCK PURCHASE PLAN AND THE RESERVATION OF 2,500,000 SHARES OF THE COMPANY'S COMMON STOCK FOR ISSUANCE THEREUNDER:

       / /  FOR          / /  AGAINST        / /  ABSTAIN

4.  PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S EXECUTIVE BONUS PLAN:

       / /  FOR          / /  AGAINST        / /  ABSTAIN

                         (to be signed on reverse side)

                          (continued from other side)

5. PROPOSAL TO RATIFY THE APPOINTMENT OF COOPERS & LYBRAND L.L.P. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR FISCAL YEAR 1995:

       / /  FOR          / /  AGAINST        / /  ABSTAIN

and in their discretion, upon such other matter or matters which may properly come before the Annual Meeting.

     The shares represented by this Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR items 1, 2, 3, 4 and 5. If any other matters properly come before the Annual Meeting, the persons named in this Proxy will vote in their discretion.


                                   Dated                  , 1995
                                        ------------------


                                   --------------------------------------
                                                Signature


                                   --------------------------------------
                                                Signature


                                   (This Proxy should be voted, signed, and dated by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, all persons having an interest therein should sign.)